Exhibit 10.2
RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:
Croudace & Dietrich LLP
4750 Von Karman
Newport Beach, California 92660
Attention: Debra M. Dietrich, Esq.

(space above line for recorder’s use)
MEMORANDUM OF ASSIGNMENT
OF NOTE, DEED OF TRUST AND LOAN DOCUMENTS
     THIS MEMORANDUM OF ASSIGNMENT OF NOTE, DEED OF TRUST AND LOAN DOCUMENTS (this “Memorandum”) is made as of August 24, 2009, by AWARE DEVELOPMENT COMPANY, INC., a California corporation (“Aware”), in favor of SPT REAL ESTATE FINANCE, LLC, a Delaware limited liability company (“SPT”), with respect to the following.
     Concurrently herewith, and for good and valuable consideration, Aware has irrevocably assigned to Aware all of Aware’s right, title and interest under that certain loan made by Vineyard Bank, N.A., a national banking association (“Bank”) to Springbrook Investments, L.P., a California limited partnership agreement (“Borrower”), in the original principal amount of $1,072,000 (as heretofore modified, the “Vineyard Loan”).
     Aware and SPT wish to cause this Memorandum to be recorded to give notice of the Assignment and the terms thereof, including the terms set forth herein.
     The Vineyard Loan is evidenced by a promissory note executed by Borrower in the original principal amount of the Vineyard Loan, and is secured by a deed of trust recorded on March 31, 2006 under document number 2006-0229401, as modified by that certain Modification of Deed of Trust recorded on December 31, 2007 under document number 2007-0772611, both of which are recorded in the Official Records of Riverside County, California, encumbering the Real Property described on Exhibit “A” attached hereto,. This Memorandum is notice of the assignment of both of the same and all other rights of Aware in connection with the Vineyard Loan.
     This Memorandum is not intended to modify or alter in any way the terms and conditions of the Assignment and in the event of any conflict between the Assignment and this Memorandum, the Assignment shall prevail in all respects.
     IN WITNESS WHEREOF, Aware has caused this Memorandum to be duly executed as of the day and year first above written.

     IN WITNESS WHEREOF, Aware has caused this Memorandum to be duly executed as of the day and year first above written.

“Assignor”:

AWARE DEVELOPMENT COMPANY, INC., a California corporation
By:	/s/ Charles Ware
Charles Ware President
(Print Name and Title)

EXHIBIT A
LEGAL DESCRIPTION OF REAL PROPERTY
Real property in the unincorporated area of the County of Riverside, State of California, described as follows:
LOTS 3 AND 4 IN BLOCK 11 OF NORTH ELSINORE TRACT, AS SHOWN BY MAP ON FILE IN BOOK 5 PAGE 105 OF MAPS, RECORDS OF RIVERSIDE COUNTY, CALIFORNIA;
EXCEPTING THEREFROM THAT PORTION OF LOTS 3 AND 4 DESCRIBED AS FOLLOWS:
BEGINNING AT THE INTERSECTION OF THIRD STREET AND CAMBERN AVENUE, AS SHOWN ON SAID MAP OF THE NORTH ELSINORE TRACT;
THENCE SOUTH 43 DEGREES 11' WEST, 158.4 FEET TO THE POINT OF BEGINNING;
THENCE SOUTH 46 DEGREES 49' EAST 825 FEET;
THENCE SOUTH 43 DEGREES 11' WEST, 158.4 FEET;
THENCE NORTH 46 DEGREES 49' WEST, 825 FEET;
THENCE NORTH 43 DEGREES 11' EAST 158.4 FEET TO THE POINT OF BEGINNING;
ALSO EXCEPTING THEREFROM THAT PORTION OF LOTS 3 AND 4 DESCRIBED AS FOLLOWS:
BEGINNING AT THE INTERSECTION OF THIRD STREET AND CAMBERN AVENUE, AS SHOWN ON SAID MAP OF THE NORTH ELSINORE TRACT; SAID POINT BEING THE POINT OF BEGINNING;
THENCE SOUTH 43 DEGREES 11' WEST, 158.5 FEET;
THENCE SOUTH 46 DEGREES 49' EAST 825 FEET;
THENCE NORTH 43 DEGREES 11' EAST, 158.4 FEET;
THENCE NORTH 46 DEGREES 49' WEST 825 FEET TO THE POINT OF BEGINNING;
EXCEPTING THEREFROM ANY PORTIONS OF THE ABOVE DESCRIBED LEGALS LYING WITHIN THIRD STREET AND
CAMBERN AVENUE.
APN: 377-090-008-0

State of California     )
County of Orange      )
On August 24, 2009 before me, Terri Hovdestad, Notary Public, personally appeared Charles Ware, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.
Signature  /s/ Terri Hovdestad          (Seal)